EXHIBIT 99
275 West Federal Street
Youngstown, Ohio 44503-1203
FOR IMMEDIATE RELEASE

Media Contact:	Investor Contact:
Pamela S. Kloss	James R. Reske
Senior Vice President, Administration	Chief Financial Officer
Home Savings	United Community Financial Corp.
(330) 742-0625	(330) 742-0592
pkloss@homesavings.com	jreske@ucfconline.com
United Community Financial Corp. Announces Third Quarter Results
YOUNGSTOWN, Ohio (November 12, 2010) — United Community Financial Corp. (Company) (Nasdaq: UCFC), holding company of The Home Savings and Loan Company (Home Savings), today reported a consolidated net loss of $9.9 million, or $(0.32) per diluted share, for the three months ended September 30, 2010. This compares to a net loss of $867,000, or $(0.03) per diluted share, for the three months ended September 30, 2009. The Company also reported a cumulative net loss of $19.9 million, or $(0.66) per diluted share, for the nine months ended September 30, 2010 as compared to a cumulative net loss of $511,000, or $(0.02) per diluted share, for the nine months ended September 30, 2009.
The increased losses in both the third quarter and the nine months ended September 30, 2010 are substantially a result of increases in the provision for loan losses. The increased provision in both time periods is a result of a higher level of chargeoff activity, additional loan downgrades within the commercial real estate portfolio and increased specific reserves assigned to a number of commercial real estate loans.
Selected third quarter results:
•	Nonperforming loans reduced $12.4 million to $142.7 million from last quarter

•	Nonperforming assets reduced $14.2 million to $183.0 million from last quarter

•	Net interest margin improved 12 basis points to 3.42% compared to 3.30% last quarter

•	Tier 1 leverage ratio was 8.23%

•	Total Risk Based Capital was 13.12%

•	Book value per share and tangible book value per share were $6.51 and $6.49, respectively

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As previously announced, the Board of Directors of UCFC has approved the appointment of Patrick W. Bevack as the President and Chief Executive Officer of UCFC, in addition to his current role as President and Chief Executive Officer of Home Savings. In accordance with applicable law, UCFC was required to obtain the consent of the Office of Thrift Supervision for this appointment, which the Board is pleased to announce it received on October 19, 2010. Mr. Bevack’s appointment will be effective January 1, 2011, following the retirement of Douglas M. McKay on December 31, 2010.
Asset Quality
Nonperforming loans at September 30, 2010 decreased to $142.7 million, compared to $155.1 million at June 30, 2010, a decrease of $12.4 million during the period. Real estate owned and other repossessed assets were $40.3 million at September 30, 2010, as compared to $42.0 million at June 30, 2010. Nonperforming assets decreased $14.2 million, from $197.2 million at June 30, 2010, to $183.0 million at September 30, 2010.
Mr. Bevack commented that he expects to see continued improvement in asset quality in the near term. “While we are pleased to see certain asset quality performance measures improve from the previous quarter, the continued reduction of nonperforming assets is critical to UCFC returning to profitability. We will continue to devote the resources necessary to accelerate the trend in the reduction of nonperforming assets.”
Net Interest Income
The Company’s net interest margin increased to 3.42% for the quarter ended September 30, 2010 from 3.30% for the quarter ended June 30, 2010. Approximately half of the twelve basis point increase was due to the receipt of a large prepayment fee from a borrower during the quarter while the other half of the increase was primarily due to certificates of deposit repricing lower at a faster pace than the Company’s assets.
Capital and Book Value
The Company’s Tier 1 leverage ratio was 8.23% as of September 30, 2010, compared to 8.22% at December 31, 2009. The Company’s total risk-based capital ratio was 13.12% at September 30, 2010, as compared to 12.80% at December 31, 2009. Book value per share and tangible book value per share at September 30, 2010 were $6.51 and $6.49, respectively. “Despite the economic challenges, we are pleased to see that our capital ratios have remained stable in 2010 and our book value remains above $6.50 per share,” noted Mr. Bevack.
Home Savings is a wholly-owned subsidiary of the Company and operates 38 full-service banking offices and six loan production offices located throughout Ohio and western Pennsylvania. Additional information on the Company and Home Savings may be found on the Company’s web site: www.ucfconline.com.
###

5

When used in this press release, the words or phrases “believes,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the Company’s market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company’s market area, and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company advises readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.
The Company does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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UNITED COMMUNITY FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Unaudited)

	September 30,	December 31,
	2010	2009
	(Dollars in thousands)
Assets:
Cash and deposits with banks	$21,110	$22,330
Federal funds sold and other	19,613	22,744

Total cash and cash equivalents	40,723	45,074
Securities:
Available for sale, at fair value	390,636	281,348
Loans held for sale	15,376	10,497
Loans, net of allowance for loan losses of $40,884 and $42,287, respectively	1,726,381	1,866,018
Federal Home Loan Bank stock, at cost	26,464	26,464
Premises and equipment, net	22,149	23,139
Accrued interest receivable	8,963	9,090
Real estate owned and other repossessed assets	40,297	30,962
Core deposit intangible	525	661
Cash surrender value of life insurance	27,028	26,198
Other assets	19,406	18,976

Total assets	$2,317,948	$2,338,427

Liabilities and Shareholders’ Equity
Liabilities:
Deposits:
Interest bearing	$1,557,113	$1,642,722
Non-interest bearing	127,920	126,779

Total deposits	1,685,033	1,769,501
Borrowed funds:
Federal Home Loan Bank advances	306,606	221,323
Repurchase agreements and other	97,802	96,833

Total borrowed funds	404,408	318,156
Advance payments by borrowers for taxes and insurance	16,037	19,791
Accrued interest payable	928	1,421
Accrued expenses and other liabilities	10,209	9,775

Total liabilities	2,116,615	2,118,644

Shareholders’ Equity:
Preferred stock-no par value; 1,000,000 shares authorized and unissued	—	—
Common stock-no par value; 499,000,000 shares authorized; 37,804,457 shares issued and 30,925,384 and 30,897,825 shares, respectively, outstanding	142,899	145,775
Retained earnings	128,476	148,674
Accumulated other comprehensive income	2,622	4,110
Unearned employee stock ownership plan shares	—	(5,821)
Treasury stock, at cost, 6,879,073 and 6,906,632 shares, respectively	(72,664)	(72,955)

Total shareholders’ equity	201,333	219,783

Total liabilities and shareholders’ equity	$2,317,948	$2,338,427

UNITED COMMUNITY FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
	(Dollars in thousands, except per share data)
Interest income
Loans	$24,589	$29,389	$75,350	$90,532
Loans held for sale	109	99	248	578
Securities:
Available for sale	3,235	2,925	8,716	8,491
Federal Home Loan Bank stock dividends	297	330	891	923
Other interest earning assets	10	12	25	50

Total interest income	28,240	32,755	85,230	100,574
Interest expense
Deposits	7,528	11,037	25,254	35,762
Federal Home Loan Bank advances	984	1,348	2,707	4,775
Repurchase agreements and other	942	965	2,796	3,216

Total interest expense	9,454	13,350	30,757	43,753

Net interest income	18,786	19,405	54,473	56,821
Provision for loan losses	17,116	5,579	39,876	26,334

Net interest income after provision for loan losses	1,670	13,826	14,597	30,487

Non-interest income
Non-deposit investment income	388	366	1,300	1,074
Service fees and other charges	1,563	2,012	3,738	6,245
Net gains (losses):
Securities available for sale	781	481	7,295	1,863
Other -than-temporary loss on equity securities
Total impairment loss	(44)	(572)	(44)	(722)
Loss recognized in other comprehensive income	—	—	—	—

Net impairment loss recognized in earnings	(44)	(572)	(44)	(722)
Mortgage banking income	1,419	559	2,456	3,487
Real estate owned and other repossessed assets	(1,273)	(3,964)	(4,512)	(6,301)
Gain on retail branch sale	—	—	1,388	—
Other income	1,281	1,237	3,799	3,421

Total non-interest income	4,115	119	15,420	9,067

Non-interest expense
Salaries and employee benefits	7,568	7,558	24,847	23,345
Occupancy	850	915	2,693	2,798
Equipment and data processing	1,562	1,578	4,949	4,968
Franchise tax	498	537	1,512	1,684
Advertising	205	261	574	677
Amortization of core deposit intangible	43	54	136	172
Deposit insurance premiums	1,391	1,531	4,311	6,254
Professional fees	948	951	2,921	2,574
Real estate owned and other repossessed asset expenses	1,027	527	2,658	2,282
Other expenses	1,608	1,473	5,358	4,232

Total non-interest expenses	15,700	15,385	49,959	48,986

Income (loss) before income taxes and discontinued operations	(9,915)	(1,440)	(19,942)	(9,432)
Income taxes expense (benefit)	—	(573)	—	(3,972)

Net income (loss) before discontinued operations	(9,915)	(867)	(19,942)	(5,460)
Discontinued operations
Net income of Butler Wick Corp., net of tax	—	—	—	4,949

Net income (loss)	$(9,915)	$(867)	$(19,942)	$(511)

Earnings (loss) per share
Basic—continuing operations	$(0.32)	$(0.03)	$(0.66)	$(0.19)
Basic—discontinued operations	—	—	—	0.17
Basic	(0.32)	(0.03)	(0.66)	(0.02)
Diluted—continuing operations	(0.32)	(0.03)	(0.66)	(0.19)
Diluted—discontinued operations	—	—	—	0.17
Diluted	(0.32)	(0.03)	(0.66)	(0.02)

UNITED COMMUNITY FINANCIAL CORP.
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited)

	At or for the quarters ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
	(In thousands, except per share data)
Financial Data
Total assets	$2,317,948	$2,314,109	$2,279,719	$2,338,427	$2,462,185
Total loans, net	1,726,381	1,786,038	1,823,899	1,866,018	1,919,803
Total securities	390,636	307,154	272,239	281,348	296,461
Total deposits	1,685,033	1,696,531	1,728,592	1,769,501	1,755,503
Total shareholders’ equity	201,333	212,691	214,482	219,783	235,926
Net interest income	18,786	17,971	17,716	19,093	19,405
Provision for loan losses	17,116	10,310	12,450	22,740	5,579
Noninterest income, excluding other-than-temporary impairment losses	4,159	4,745	6,560	4,907	691
Net impairment losses recognized in earnings	44	—	—	56	572
Noninterest expense	15,700	17,291	16,968	14,654	15,385
Income tax expense (benefit)	—	—	—	2,812	(573)
Net loss	(9,915)	(4,885)	(5,142)	(16,262)	(867)

Share Data
Basic loss per share	$(0.32)	$(0.16)	$(0.17)	$(0.54)	$(0.03)
Diluted loss per share	(0.32)	(0.16)	(0.17)	(0.54)	(0.03)
Dividends declared per share	—	—	—	—	—
Book value per share	6.51	6.88	6.94	7.11	7.64
Tangible book value per share	6.49	6.87	6.92	7.09	7.61
Market value per share	1.33	1.68	1.50	1.45	1.74

Shares outstanding at end of period	30,925	30,898	30,898	30,898	30,898
Weighted average shares outstanding—basic	30,899	30,039	29,955	29,879	29,803
Weighted average shares outstanding—diluted	30,899	30,039	29,955	29,879	29,803

Key Ratios
Return on average assets	-1.70%	-0.85%	-0.90%	-2.69%	-0.14%
Return on average equity	-18.41%	-8.91%	-9.18%	-27.18%	-1.45%
Net interest margin	3.42%	3.30%	3.28%	3.33%	3.32%
Efficiency ratio	66.80%	82.92%	78.59%	56.97%	65.02%

Capital Ratios
Tier 1 leverage ratio	8.23%	8.71%	8.47%	8.22%	8.68%
Tier 1 risk-based capital ratio	11.85%	11.90%	11.47%	11.53%	11.77%
Total risk-based capital ratio	13.12%	13.16%	12.73%	12.80%	13.03%
Equity to assets	8.69%	9.19%	9.41%	9.40%	9.58%
Tangible common equity to tangible assets	8.67%	9.17%	9.38%	9.37%	9.56%

UNITED COMMUNITY FINANCIAL CORP.
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited)

	At or for the quarters ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
	(Dollars in thousands, except per share data)
Loan Portfolio Composition
Real Estate Loans
One-to four-family residential	$778,005	$779,565	$777,380	$773,831	$771,891
Multi-family residential*	136,681	138,875	143,992	150,480	158,342
Nonresidential*	355,914	383,882	389,407	397,895	407,853
Land*	25,413	26,217	25,122	23,502	23,625
Construction Loans
One-to four-family residential and land development	117,297	133,534	161,625	178,095	190,123
Multi-family and nonresidential*	14,537	14,870	14,682	13,741	13,675

Total real estate loans	1,427,847	1,476,943	1,512,208	1,537,544	1,565,509
Consumer Loans	289,296	295,007	301,457	309,202	320,106
Commercial Loans	48,902	53,566	56,726	60,217	71,727

Total Loans	1,766,045	1,825,516	1,870,391	1,906,963	1,957,342
Less:
Allowance for loan losses	40,884	40,728	47,768	42,287	38,845
Deferred loan costs, net	(1,220)	(1,250)	(1,276)	(1,342)	(1,306)

Total	39,664	39,478	46,492	40,945	37,539

Loans, net	$1,726,381	$1,786,038	$1,823,899	$1,866,018	$1,919,803

*	Such categories are considered commercial real estate

	At or for the quarters ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
	(Dollars in thousands, except per share data)
Deposit Portfolio Composition
Checking accounts
Interest bearing checking accounts	$103,204	$104,905	$101,068	$108,513	$102,525
Non-interest bearing checking accounts	128,702	126,437	125,741	126,779	115,092

Total checking accounts	231,906	231,342	226,809	235,292	217,617
Savings accounts	214,197	212,778	210,091	202,900	199,233
Money market accounts	310,884	310,506	300,610	291,320	282,438

Total non-time deposits	756,987	754,626	737,510	729,512	699,288
Retail certificates of deposit	928,046	939,568	988,747	1,024,961	1,041,196
Brokered certificates of deposit	—	2,337	2,335	15,028	15,019

Total certificates of deposit	928,046	941,905	991,082	1,039,989	1,056,215

Total deposits	$1,685,033	$1,696,531	$1,728,592	$1,769,501	$1,755,503

Certificates of deposit as a percent of total deposits	55.08%	55.52%	57.33%	58.77%	60.17%

UNITED COMMUNITY FINANCIAL CORP.
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited)

	At or for the quarters ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
	(Dollars in thousands, except per share data)

Allowance For Loan Losses
Beginning balance	$40,728	$47,768	$42,287	$38,845	$39,832
Provision	17,116	10,310	12,450	22,740	5,579
Net chargeoffs	(16,960)	(17,350)	(6,969)	(19,298)	(6,566)

Ending balance	$40,884	$40,728	$47,768	$42,287	$38,845

Net Charge-offs
Real Estate Loans
One-to four-family	$1,834	$2,318	$998	$762	$1,634
Multi-family	160	1,067	1,585	208	254
Nonresidential	7,041	25	1,951	1,410	435
Land	11	—	318	—	—
Construction Loans
One-to four-family residential and land development	6,595	11,924	1,018	3,860	2,724
Multi-family and nonresidential	—	310	—	118	—

Total real estate loans	15,641	15,644	5,870	6,358	5,047
Consumer Loans	905	1,330	904	1,312	1,447
Commercial Loans	414	376	195	11,628	72

Total	$16,960	$17,350	$6,969	$19,298	$6,566

	At or for the quarters ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
	(Dollars in thousands, except per share data)

Nonperforming Loans
Real Estate Loans
One-to four family residential	$27,505	$30,279	$30,054	$26,766	$25,808
Multi-family residential	12,443	8,816	7,885	7,863	5,612
Nonresidential	44,561	48,653	36,083	24,091	16,623
Land	5,943	5,943	11,627	5,160	5,168
Construction Loans
One-to four-family residential and land development	40,000	49,146	42,963	42,819	46,623
Multi-family and nonresidential	2,414	2,414	382	392	531

Total real estate loans	132,866	145,251	128,994	107,091	100,365
Consumer Loans	3,543	3,482	3,898	5,383	5,253
Commercial Loans	6,304	6,407	5,672	3,413	6,174

Total Loans	$142,713	$155,140	$138,564	$115,887	$111,792

Total Nonperforming Loans and Nonperforming Assets
Past due 90 days and on nonaccrual status	$126,062	$129,534	$131,951	$103,864	$93,806
Past due 90 days and still accruing	4,253	2,628	536	3,669	4,330

Past due 90 days	130,315	132,162	132,487	107,533	98,136
Past due less than 90 days and on nonaccrual	12,398	22,978	6,077	8,354	13,656

Total Nonperforming Loans	142,713	155,140	138,564	115,887	111,792
Other Real Estate Owned	39,963	41,470	34,605	30,340	26,905
Repossessed Assets	334	576	813	622	702

Total Nonperforming Assets	$183,010	$197,186	$173,982	$146,849	$139,399

Total Troubled Debt Restructured Loans
Accruing	$13,254	$18,214	$23,153	$17,640	$1,949
Non-accruing	14,934	10,855	8,764	5,008	1,469

Total	$28,188	$29,069	$31,917	$22,648	$3,418